UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2025
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Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

970 Park Pl, Suite 200
San Mateo, CA 94403
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	GWRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective July 24, 2025, the Board of Directors of Guidewire Software, Inc. (the “Company”) appointed David Peterson, the Company’s Chief Accounting Officer, as the Company’s principal accounting officer.
Mr. Peterson, age 64, served first as the Company’s Corporate Controller from July 2018 to May 2020 and has served as the Chief Accounting Officer since May 2020. Prior to joining the Company, he served as a consulting external chief financial officer to various entities from November 2016 to June 2018, and served as chief financial officer of Keynote Systems, Inc., a marketing software company, from January 2014 to October 2015, and as its chief accounting officer and corporate controller from July 2009 to December 2013. Mr. Peterson holds a B.S. in Accounting from Oklahoma State University and is a Certified Public Accountant.
There are no arrangements or understandings between Mr. Peterson and any other persons pursuant to which he was appointed as the principal accounting officer of the Company. There are no family relationships between Mr. Peterson and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Peterson pursuant to Item 404(a) of Regulation S‑K.
In connection with Mr. Peterson’s appointment as the Company’s principal accounting officer, no new compensation arrangements have been established for him at this time. Mr. Peterson’s current compensation arrangements will continue, which include an annual base salary of $310,000 and eligibility for an annual cash bonus with a target of 50% of his base salary. From September 2018 through September 2024, Mr. Peterson has received various time-based restricted stock units (“RSUs”) and performance-based RSUs under the Company’s 2011 Stock Plan and 2020 Stock Plan.
Mr. Peterson has entered into the Company’s standard form of executive agreement and the standard form of indemnification agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUIDEWIRE SOFTWARE, INC.

By:	/s/ JEFF COOPER
Jeff Cooper
Chief Financial Officer

Date:	July 29, 2025